ANNUITIES
ING GOLDENSELECT
DEFERRED VARIABLE ANNUITY APPLICATION

ING USA Annuity and Life Insurance Company                      ING [Logo]
PO Box 9271 Des Moines, IA 50306-9271 Phone: (800) 366-0066
Overnight Delivery: ING Annuities 909 Locust Street Des Moines, IA 50309-2899
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FOR AGENT USE ONLY: Client's Account Number:____________________________________
If this application is being signed in a state other than the owner's resident state, please specify the state where the business was solicited and the purpose of the visit. __________________________________________________________________
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1(A).OWNER (Please provide supporting documentation for all non-natural owners.)
Name________________________________________________________Trust Date__________
SSN/TIN________________________Birth Date____________Male____Female____
Permanent Street Address________________________________________________________
City_______________________________State____________ZIP_________________________
Phone#______________Email Address_______________________________________________
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1(B). JOINT OWNER (Standard Death Benefit option only. Earnings Multiplier not available.)
Relationship to Owner___________________________________________________________
Name________________________________________________________Trust Date__________
SSN/TIN________________________Birth Date____________Male____Female____
Permanent Street Address________________________________________________________
City_______________________________State____________ZIP_________________________
Phone#______________Email Address_______________________________________________
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2(A). ANNUITANT (If other than owner.)
Name____________________________________________________________________________
SSN/TIN________________________Birth Date____________Male____Female____
Permanent Street Address________________________________________________________
City_______________________________State____________ZIP_________________________
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2(B). CONTINGENT ANNUITANT (Optional.)
Name____________________________________________________________________________
SSN/TIN________________________Birth Date____________Male____Female____
Permanent Street Address________________________________________________________
City_______________________________State____________ZIP_________________________

________________________________________________________________________________
GA-CDF-1109(09/05)                Page 1 of 9         Order # 137098  11/14/2005

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3.BENEFICIARY(S) (Must be completed.)
__Restricted Beneficiary. (If selected, complete a "Restricted Beneficiary"
form and submit with this application.)
Beneficiary proceeds will be split equally if no percentages are provided.
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Primary Beneficiary
Name_________________________ Birth Date_______________ Percent________________%
SSN/TIN______________________ Relationship to Owner_____________________________
Address_________________________________________________________________________
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___Primary          ___ Contingent Beneficiary
Name_________________________ Birth Date_______________ Percent________________%
SSN/TIN______________________ Relationship to Owner_____________________________
Address_________________________________________________________________________
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___Primary          ___ Contingent Beneficiary
Name_________________________ Birth Date_______________ Percent________________%
SSN/TIN______________________ Relationship to Owner_____________________________
Address_________________________________________________________________________
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___Primary          ___ Contingent Beneficiary
Name_________________________ Birth Date_______________ Percent________________%
SSN/TIN______________________ Relationship to Owner_____________________________
Address_________________________________________________________________________
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Please use the space in Section 11 if you need to list additional Benefciaries.
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SAMPLE BENEFICIARY DESIGNATIONS

Be sure to use given names such as "Mary M. Doe", not "Mrs. John Doe", and include the address and relationship of the beneficiary or beneficiaries to the owner. The following designations may be helpful to you:

--------------------------- ----------------------- ---------------------- -----
                            Name                    Relationship to      Percent
                                                        Owner
--------------------------- ----------------------- ---------------------- -----
One Primary Benefciary      Mary M. Doe                     Sister          100%
--------------------------- ----------------------- ---------------------- -----
Two Primary Benefciaries    Jane J. Doe                     Mother           50%
                            John J. Doe                     Father           50%
--------------------------- ----------------------- ---------------------- -----
One Primary Benefciary      Jane J. Doe                     Wife            100%
One Contingent              John J. Doe                     Son             100%
--------------------------- ----------------------- ---------------------- -----
Estate                      Estate of John Doe              Estate          100%
--------------------------- ----------------------- ---------------------- -----
Trust                       ABC Trust Dtd 1/1/85            Trust           100%
--------------------------- ----------------------- ---------------------- -----
Testamentary Trust(Trust    Trust created by the Last Testamentary Trust    100%
established within the      Will and Testament of
owner's will)               John Doe
--------------------------- ----------------------- ---------------------- -----

________________________________________________________________________________
GA-CDF-1109(09/05)                Page 2 of 9         Order # 137098  11/14/2005

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4. INITIAL INVESTMENT
Please make all checks payable to ING USA Annuity and Life Insurance Company. ___Initial Premium Paid $_______________________________________________________

___Estimated amount of Transfer/1035 Exchange $_________________________________
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5. PRODUCT SELECTION(Must select one.)
___ Premium Plus
___ ES II
___ Landmark
___ Access
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DEATH BENEFIT OPTION (Select One. If a death benefit is not chosen, the death benefit will be the Standard Death Benefit.)

___Standard (This is the only benefit option available to Joint Owners.)
___Annual Ratchet (Available in MA, OR, and WA.)

___Quarterly Ratchet (Available in AL, AK, AR, AZ, CA, CO, CT, DE, DC, FL,
GA, HI, ID, IL, IN, IA, KS, KY, LA, ME, MD, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NC, ND, OH, OK, PA, RI, SC, SD, TN, TX, UT, VT, VA, WI, WV, and WY.)

___MAX 7 (In the state of WA this benefit is named MAX 5.5) (Available in MA, OR, and WA.)

___MAX 7% Solution (Available in AL, AK, AR, AZ, CA, CO, CT, DE, DC, FL,
GA, HI, ID, IL, IN, IA, KS, KY, LA, ME, MD, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NC, ND, OH, OK, PA, RI, SC, SD, TN, TX, UT, VT, VA, WI, WV, and WY.)
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OPTIONAL EARNINGS MULTIPLIER

___Earnings Multiplier Benefit Rider (Not available for Joint Owners or in the state of WA.)
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OPTIONAL LIVING BENEFIT (May select one.)

___Minimum Guaranteed Income Benefit (MGIB)

___LifePay (Available in AK, AL, AR, AZ, CA, CO, CT, DC, DE, FL, GA, HI,
IA, ID, IL, IN, KS, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NH, NJ, NM, NV, OH, OK, PA, RI, SC, SD, TN, TX, VA, VT, WA, WI, WV, and WY.) Funds must be allocated per LifePay requirements detailed on page 6. Read your prospectus carefully regarding details about LifePay. Applications that do not comply with these requirements will be deemed not in good order, and the contract will not be issued until correct investment instructions are received.
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6. TELEPHONE AUTHORIZATION

I authorize ING USA Annuity and Life Insurance Company (the Company) to act upon instructions given by electronic means or voice command from the agent that signs in section 14 and/or the following individuals listed below upon furnishing their Social Security Number or alternative identification number.

To authorize the agent, owner must initial: _____________________ Provide the name and Social Security Number of other authorized individuals below:

Name___________________________________ SSN/TIN_________________________________

Name___________________________________ SSN/TIN_________________________________

Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with instructions received by electronic means or voice command from such person if the Company or other such person acted on such electronic means or voice command in good faith in reliance upon this authorization. The Company will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time as I notify the Company in writing of a change in instructions.

Note: If the authorized person's Social Security Number is not provided, the individual will not be authorized.

________________________________________________________________________________
GA-CDF-1109(09/05)                Page 3 of 9         Order # 137098  11/14/2005

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7. PLAN TYPE
___Non-Qualified                 ___1035 Exchange

Qualified
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___IRA                           ___IRA Transfer(e.g. Trustee to Trustee
                                         transfer)
___IRA Rollover from Qualified   ___SEP-IRA                     ___403(b)
    Plan
___Qualified Other______________________________________________________________

Indicate contribution amount and appropriate tax year___________________________

___Roth IRA. If transfer, provide original conversion/establishment date and amount_____________________________________________________________

___Simple IRA. If transfer, provide original establishment
    date and amount_____________________________________________________________
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8. IMPORTANT NOTICE REGARDING REPLACEMENT

Do you currently have any existing annuity or life insurance policies or coverage?

___Yes (Please continue below.) ___No

This purchase may involve discontinuing or changing an existing policy or contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or contract is purchased and in connection with the sale you discontinue making premium payments on the existing policy or contract or an existing policy or contract is surrendered, forfeited, assigned to the replacing insurer or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy or an annuity contract involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values including accumulated dividends of an existing policy to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or contract. You may be able to make changes to your existing policy or contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacements before you make your purchase decision and ask that you answer the following questions.

1. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your existing policy or contract? ___Yes ___No

2. Are you considering using funds from your existing policies or contracts to pay premiums due on this new policy or contract? ___Yes ___No

If you answered "Yes" to either of the above questions, please complete and return with this form a copy of any state replacement form(s), if applicable.

I do not want this notice read aloud to me, _____________ (Owner/Applicants must initial here ONLY if they do not want the above notice read aloud.)


________________________________________________________________________________
GA-CDF-1109(09/05)                Page 4 of 9         Order # 137098  11/14/2005

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9A. ALLOCATION SELECTION - USE IF YOU HAVE NOT ELECTED THE LIFEPAY BENEFIT
     OPTION
Complete page 6, Section 9B if you have elected the LifePay Benefit Option.

To elect an optional DCA transfer program,allocate money to either ING Liquid Assets or 6-Month DCA,and indicate the funds the DCA is to go to by writing percentages in the "DCA (Optional)"columns.Enter allocations in whole percentages. The initial and DCA allocations must each total 100%.


                                        VARIABLE INVESTMENTS (1)

Initial                                     DCA        Initial                                     DCA
(Required)                              (Optional)    (Required)                                (Optional)
 ___% AIM V.I. Leisure                     ____%  |      ___% ING MFS Total Return                    ___%
 ___% Colonial Small Cap Value             ____%  |      ___% ING MFS Utilities                       ___%
 ___% Fidelity VIP Contrafund              ____%  |      ___% ING Oppenheimer Global                  ___%
 ___% Fidelity VIP Equity-Income           ____%  |      ___% ING Oppenheimer Main Street             ___%
 ___% ING AIM Mid Cap Growth               ____%  |      ___% ING Pioneer Fund                        ___%
 ___% ING Alliance Mid Cap Growth          ____%  |      ___% ING Pioneer Mid Cap Value               ___%
 ___% ING American Funds Growth            ____%  |      ___% ING PIMCO Core Bond                     ___%
 ___% ING American Funds Growth-Income     ____%  |      ___% ING PIMCO High Yield                    ___%
 ___% ING American Funds International     ____%  |      ___% ING Salomon Bros Aggressive Growth      ___%
 ___% ING Baron Small Cap Growth           ____%  |      ___% ING Salomon Bros All Cap                ___%
 ___% ING Capital Guardian U.S. Equities   ____%  |      ___% ING Salomon Bros Investors              ___%
 ___% ING Capital Guardian Managed Global  ____%  |      ___% ING T. Rowe Price Capital Appreciation  ___%
 ___% ING Capital Guardian Small/Midcap    ____%  |      ___% ING T. Rowe Price Equity Income         ___%
 ___% ING Eagle Asset Capital Appreciation ____%  |      ___% ING UBS U.S. Allocation                 ___%
 ___% ING Evergreen Health Sciences        ____%  |      ___% ING UBS U.S. Large Cap Equity           ___%
 ___% ING Evergreen Omega                  ____%  |      ___% ING Van Kampen Comstock                 ___%
 ___% ING FMR Diversified Mid Cap          ____%  |      ___% ING Van Kampen Equity and Income        ___%
 ___% ING FMR Earnings Growth              ____%  |      ___% ING Van Kampen Equity Growth            ___%
 ___% ING Fundamental Research             ____%  |      ___% ING Van Kampen Global Franchise         ___%
 ___% ING Goldman Sachs Tollkeeper         ____%  |      ___% ING Van Kampen Growth and Income        ___%
 ___% ING Global Resources                 ____%  |      ___% ING Van Kampen Real Estate              ___%
 ___% ING Janus Contrarian                 ____%  |      ___% ING VP Financial Services               ___%
 ___% ING JPMorgan Emerging Markets Equity ____%  |      ___% ING VP Global Equity Dividend           ___%
 ___% ING JP Morgan Fleming International  ____%  |      ___% ING VP Index Plus LargeCap              ___%
 ___% ING JPMorgan Small Cap Equity        ____%  |      ___% ING VP Index Plus MidCap                ___%
 ___% ING JPMorgan Value Opportunities     ____%  |      ___% ING VP Index Plus SmallCap              ___%
 ___% ING Julius Baer Foreign              ____%  |      ___% ING VP Intermediate Bond                ___%
 ___% ING Legg Mason Value                 ____%  |      ___% ING VP SmallCap Opportunities           ___%
 ___% ING Liquid Assets                    ____%  |      ___% ING Wells Fargo Mid Cap Disciplined     ___%
 ___% ING Marsico Growth                   ____%  |      ___% ProFund VP Bull                         ___%
 ___% ING Marsico Internatnl Opportunities ____%  |      ___% ProFund VP Europe 30                    ___%
 ___% ING Mercury Large Cap Value          ____%  |      ___% ProFund VP Rising Rates Opportunity     ___%
 ___% ING Mercury Large Cap Growth         ____%  |      ___% ProFund VP Small-Cap                    ___%
 ___% ING MFS Mid Cap Growth               ____%  |
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                                      ING LIFESTYLE PORTFOLIOS (1)
 ___% ING Lifestyle Aggressive Growth Port.____%  |      ___% ING Lifestyle Moderate Growth Portfolio ___%
 ___% ING Lifestyle Growth Portfolio       ____%  |      ___% ING Lifestyle Moderate Portfolio        ___%
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                                        FIXED INVESTMENTS (2)
Enter the allocation percentage and the fixed interest period. Check
availability prior to selection.                  |
                                                  |
______% 6 Month DCA                               | ______%________Year Fixed
______%________Year Fixed                         | ______%________Year Fixed
______%________Year Fixed                         | ______%________Year Fixed
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100 % Allocation Total (Initial and DCA (if elected) allocations must each total 100%.)
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
1 The available share class is subject to distribution and/or service (12b-1) fees.
2 Death benefit and living benefit guarantees may be affected by amounts invested in or transferred to and from these investment options.
________________________________________________________________________________
GA-CDF-1109(09/05)                Page 5 of 9         Order # 137098  11/14/2005

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9B. ALLOCATION SELECTION - USE IF YOU HAVE ELECTED THE LIFEPAY BENEFIT OPTION
Complete page 5, Section 9A if you did not elect the LifePay Benefit Option.

Enter allocations in whole percentages according to the following options. DCA allocations also must follow the option limitations.

To elect an optional DCA transfer program,allocate money to either ING Liquid Assets or 6-Month DCA, and indicate the funds the DCA is to go to by writing percentages in the "DCA (Optional)"columns. The initial and DCA allocations must each total 100%.

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Option 1 - You may allocate entirely among Accepted Funds without restriction.

Option 2 - You may elect not to allocate any account value to Accepted Funds and allocate entirely among
           LifePay Fixed Allocation Fund(s) and Other Funds. However, at least 20% of the account value must be invested in LifePay Fixed Allocation Fund(s).

Option 3 - You may allocate among a combination of Accepted Funds, LifePay Fixed Allocation Fund(s),
           and Other Funds. However, at least 20% of the account value not invested in Accepted Funds must be invested in LifePay Fixed Allocation Fund(s).
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ACCEPTED FUNDS
 Initial                                    DCA       Initial                                      DCA
(Required)   VARIABLE INVESTMENTS (1)   (Optional)|  (Required)       FIXED INVESTMENTS (2)    (Optional)
___% ING Lifestyle Growth Portfolio          ___% |  ___% 6 month DCA                              NA %
___% ING Lifestyle Moderate Growth Portfolio ___% |  ___% ____ Year Fixed                          NA %
___% ING Lifestyle Moderate Portfolio        ___% |  ___% ____ Year Fixed                          NA %
___% ING Liquid Assets(2)                    ___% |  ___% ____ Year Fixed                          NA %
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LIFEPAY FIXED ALLOCATION FUND(S)     If you have chosen to allocate according to Option 2 or 3 above, at least 20% of the account value not invested in Accepted
___% ING VP Intermediate Bond ___%   Funds must be invested in LifePay Fixed Allocation Fund(s).
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OTHER FUNDS (1)
                                                  |   ___% ING MFS Mid Cap Growth                  ___%
 ___% AIM V.I. Leisure                     ____%  |   ___% ING MFS Total Return                    ___%
 ___% Colonial Small Cap Value             ____%  |   ___% ING MFS Utilities                       ___%
 ___% Fidelity VIP Contrafund              ____%  |   ___% ING Oppenheimer Global                  ___%
 ___% Fidelity VIP Equity-Income           ____%  |   ___% ING Oppenheimer Main Street             ___%
 ___% ING AIM Mid Cap Growth               ____%  |   ___% ING Pioneer Fund                        ___%
 ___% ING Alliance Mid Cap Growth          ____%  |   ___% ING Pioneer Mid Cap Value               ___%
 ___% ING American Funds Growth            ____%  |   ___% ING PIMCO Core Bond                     ___%
 ___% ING American Funds Growth-Income     ____%  |   ___% ING PIMCO High Yield                    ___%
 ___% ING American Funds International     ____%  |   ___% ING Salomon Bros Aggressive Growth      ___%
 ___% ING Baron Small Cap Growth           ____%  |   ___% ING Salomon Bros All Cap                ___%
 ___% ING Capital Guardian U.S. Equities   ____%  |   ___% ING Salomon Bros Investors              ___%
 ___% ING Capital Guardian Managed Global  ____%  |   ___% ING T. Rowe Price Capital Appreciation  ___%
 ___% ING Capital Guardian Small/Midcap    ____%  |   ___% ING T. Rowe Price Equity Income         ___%
 ___% ING Eagle Asset Capital Appreciation ____%  |   ___% ING UBS U.S. Allocation                 ___%
 ___% ING Evergreen Health Sciences        ____%  |   ___% ING UBS U.S. Large Cap Equity           ___%
 ___% ING Evergreen Omega                  ____%  |   ___% ING Van Kampen Comstock                 ___%
 ___% ING FMR Diversified Mid Cap          ____%  |   ___% ING Van Kampen Equity and Income        ___%
 ___% ING FMR Earnings Growth              ____%  |   ___% ING Van Kampen Equity Growth            ___%
 ___% ING Fundamental Research             ____%  |   ___% ING Van Kampen Global Franchise         ___%
 ___% ING Goldman Sachs Tollkeeper         ____%  |   ___% ING Van Kampen Growth and Income        ___%
 ___% ING Global Resources                 ____%  |   ___% ING Van Kampen Real Estate              ___%
 ___% ING Janus Contrarian                 ____%  |   ___% ING VP Financial Services               ___%
 ___% ING JPMorgan Emerging Markets Equity ____%  |   ___% ING VP Global Equity Dividend           ___%
 ___% ING JPMorgan Fleming International   ____%  |   ___% ING VP Index Plus LargeCap              ___%
 ___% ING JPMorgan Small Cap Equity        ____%  |   ___% ING VP Index Plus MidCap                ___%
 ___% ING JPMorgan Value Opportunities     ____%  |   ___% ING VP Index Plus SmallCap              ___%
 ___% ING Julius Baer Foreign              ____%  |   ___% ING VP SmallCap Opportunities           ___%
 ___% ING Legg Mason Value                 ____%  |   ___% ING Wells Fargo Mid Cap Disciplined     ___%
 ___% ING Lifestyle Aggressive Growth      ____%  |   ___% ProFund VP Bull                         ___%
 ___% ING Marsico Growth                   ____%  |   ___% ProFund VP Europe 30                    ___%
 ___% ING Marsico Internatnl Opportunities ____%  |   ___% ProFund VP Rising Rates Opportunity     ___%
 ___% ING Mercury Large Cap Value          ____%  |   ___% ProFund VP Small-Cap                    ___%
 ___% ING Mercury Large Cap Growth         ____%  |
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100% Allocation Total (Initial and DCA (if elected) allocations must each total 100%.)
---------------------------------------------------------------------------------------------------------

1 The available share class is subject to distribution and/or service
  (12b-1) fees.
2 Death benefit and living benefit guarantees may be affected by amounts invested in or transferred to and from these investment options.
________________________________________________________________________________
GA-CDF-1109(09/05)                Page 6 of 9         Order # 137098  11/14/2005

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10. OPTIONAL ACCOUNT REBALANCING PROGRAM (May not use with DCA.)
Automatic Allocation Rebalancing will occur on the last business day of the next scheduled rebalancing date. Please consult your prospectus for details regarding this feature as well as restrictions, minimum or maximum limitations, fees and other applicable information. Automatic Allocation Rebalancing does not apply to the Fixed Investments and cannot be elected if you participate in Dollar Cost Averaging. The percentages will be proportionally recalculated for subsequent reallocations if you have chosen a Fixed Allocation Election. Any subsequent reallocation, add-on or partial withdrawal you direct, other than on a pro rata basis, will terminate this program.

Please rebalance my portfolio to the allocations on this application:
___ Quarterly ___Semi-Annually ___Annually
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11. SPECIAL REMARKS






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12. STATE REQUIRED NOTICES

Below are notices that apply only in certain states. Please read the following carefully to see if any apply in your state.

Arizona: On receiving your written request, we will provide you with information regarding the benefits and provisions of the annuity contract for which you have applied. If you are not satisfied, you may cancel your contract by returning it within 20 days after the date you receive it. Any premium paid for the returned contract will be refunded without interest.

California Reg. 789.8: The sale or liquidation of any asset in order to buy insurance, either life insurance or an annuity contract, may have tax consequences. Terminating any life insurance policy or annuity contract may have early withdrawal penalties or other costs or penalties, as well as tax consequences. You may wish to consult independent legal or financial advice before the sale or liquidation of any asset and before the purchase of any life insurance or annuity contract.

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

Florida: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containingfalse, incomplete, ormisleading information is guilty of a felony of the third degree.

Kentucky: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any factmaterial thereto commitsa fraudulent insurance act, which is a crime.

New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Virginia: Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated the state law.

Arkansas, Washington D.C., Hawaii, Louisiana, Maine, New Mexico, Oklahoma, and
Tennessee: Any person who knowingly and with intent to injure, defraud or deceive any insurance company, submits an application for insurance containing any materially false, incomplete, or misleading information, or conceals for the purpose of misleading, any material fact, is guilty of insurance fraud, which is a crime and in certain states, a felony. Penalties may include imprisonment, fine, denial of benefits, or civil damages.
________________________________________________________________________________
GA-CDF-1109(09/05)                Page 7 of 9         Order # 137098  11/14/2005

13. SIGNATURES AND ACKNOWLEDGEMENTS (Please read carefully and sign below.)

Important information:To help the government fight the funding for terrorism and money laundering activities,federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you apply for an annuity, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

By signing below, I acknowledge receipt of the Prospectus. I agree that, to the best of my knowledge and belief, all statements and answers in this form are complete and true and maybe relied upon in determining whether to issue the applied for variable annuity. Only the owner and ING USA Annuity and Life Insurance Company have the authority to modify this form.

Variable Annuities and the underlying series shares or securities which fund them are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are also subject to market fluctuation, investment risk and possible loss of principal invested.


I understand that when based on the investment experience of the Separate Account Division, the variable annuity cash surrender values may increase or decrease on any day and that no minimum value is guaranteed. The variable annuity applied for is in accord with my anticipated financial objectives.

I understand that the value allocated to any Account subject to a Market Value Adjustment may increase or decrease if surrendered or withdrawn prior to a specified date(s) as stated in the contract.

My signature certifies, under penalty of perjury, that the taxpayer identification number provided is correct. Unless and until you are otherwise notified, I am not subject to backup withholding because: I am exempt; or I have not been notified that I am subject to backup withholdings resulting from failure to report all interest dividends; or I have been notified that I am no longer subject to backup withholding. (Strike out the preceding sentence if subject to backup withholding.) The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.


Owner Signature_________________________________________________________________

Signed at (City, State)_______________________________Date______________________

Joint Owner Signature (if applicable)___________________________________________

Signed at (City, State)_______________________________Date______________________

Annuitant Signature (if other than owner)_______________________________________

Signed at (City, State)_______________________________Date______________________




________________________________________________________________________________
GA-CDF-1109(09/05)                Page 8 of 9         Order # 137098  11/14/2005

14. AGENT INFORMATION
Do you have reason to believe that the contract applied for will replace any existing annuity or life insurance coverage? ___Yes ___No (If "Yes", return with this form a completed copy of any state replacement form(s), if applicable.)
--------------------------------------------------------------------------------
Premium Plus Only: ___Producer Contract ___ING Employee Contract
--------------------------------------------------------------------------------
If your state has adopted the NAIC Model Replacement Regulation, did you remember to do the following?

* Provide any required replacement notice to the client and offer to read it aloud? (Note: If either of the questions in Replacement Section 8 is answered "Yes", you must provide a replacement notice.)

* Complete the replacement notice for your state if another insurance contract is being replaced?

*    Complete any required state specific paperwork?

By signing below you certify: 1) any sales material was shown to the applicant and a copy was left with the applicant, 2) you used only insurer-approved sales material, 3) you have not made statements that differ from the sales material, and 4) no promises were made about the future value of any contract elements that are not guaranteed (This includes any expected future index gains that may apply to this contract.)
--------------------------------------------------------------------------------
Compensation Alternative (Select one-please verify with your Broker/Dealer that the option you select is available.):
__A __B __C __D __E
--------------------------------------------------------------------------------
Check here if there are multiple agents on this contract.

Split: for Agent #1_________%, Agent #2________%, Agent #3____________%

Please Note:Compensation will be split equally if no percentage is indicated. Partial percentages will be rounded up. Percentages must total 100%. Agent #1 will be given the highest percentage in the case of unequal percentages. Agent #1 will receive all correspondence regarding the policy.

Agent #1
Print Name________________________________ Signature____________________________
SSN_______________________________________ Agent Phone__________________________
FL License #______________________________ Broker Code__________________________
Broker/Dealer Branch____________________________________________________________

Agent #2
Print Name________________________________ Signature____________________________
SSN_______________________________________ Agent Phone__________________________
FL License #______________________________ Broker Code__________________________
Broker/Dealer Branch____________________________________________________________

Agent #3
Print Name________________________________ Signature____________________________
SSN_______________________________________ Agent Phone__________________________
FL License #______________________________ Broker Code__________________________
Broker/Dealer Branch____________________________________________________________

________________________________________________________________________________
GA-CDF-1109(09/05)                Page 9 of 9         Order # 137098  11/14/2005